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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




           Delaware                        0-692                  46-0172280
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

              125 South Dakota Avenue                           57104
             Sioux Falls, South Dakota                       (Zip Code)
      (Address of principal executive offices)

                                 (605) 978-2908
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                         (Registrant's telephone number,
                              including area code)



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



Item 5.        Other Events and Regulation FD Disclosure

On November 26, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that it has completed the sale of its Expanets communications services unit to Avaya, Inc. (NYSE: AV). The press release is included as
Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated November 26, 2003
* filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     /s/ Maurice C. Worsfold
                                            ------------------------------------
                                            Maurice C. Worsfold
                                            Vice President - Audit and Controls


Date:  November 26, 2003


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                                Index to Exhibits
                                -----------------

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated November 26, 2003
* filed herewith


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